Filed pursuant to Rule 497(a)
Registration No. 333-280593
Rule 482ad
*** Priced: Blue Owl Capital Corp ( OBDC ) ***

Benchmark	T 3 ⅞ 04/30/31
Spread to Benchmark	+230bps
Benchmark Price	98-08
Benchmark Yield	4.271%
Re-offer Yield	6.571%
Re-offer Price	98.783
Coupon	6.30%
Issue Date	May 21, 2026
First Pay	Feb 15, 2027
Day Count	30/360
Optional Redemption	Make Whole Call: T + 35 Par Call: 1 month(s) prior to maturity
Change of Control	Yes @ 100%
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Issuer/Ticker	Blue Owl Capital Corp ( OBDC )
Total Size	USD 400MM (WNG)
Tenor	5 Year
Benchmark	T 3 ⅞ 04/30/31
Spread to Benchmark	+230bps
Benchmark Price	98-08
Benchmark Yield	4.271%
Re-offer Yield	6.571%
Re-offer Price	98.783
Settlement	T+3 (May 21, 2026)
Coupon	6.30%

Cusip	69121K AL8
ISIN	US69121KAL89
Maturity Date	Aug 15, 2031
Issue Date	May 21, 2026
First Pay	Feb 15, 2027
Day Count	30/360
Ratings	Moody's (Exp): Baa2/Stable S&P (Exp): BBB-/Stable Fitch (Exp): BBB/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Coupon Type	Fixed
Optional Redemption	Make Whole Call: T + 35 Par Call: 1 month(s) prior to maturity
Change of Control	Yes @ 100%
Book Runner(s)	Active: RBCCM(B&D), DB, GS, SMBC, TDSECS, MS
Use of Proceeds	To pay down certain of OBDC’s existing indebtedness, including existing indebtedness under the Revolving Credit Facility and/or the 3.40% notes due July 2026
Denominations	2,000 x 1,000
Timing	Today's Business
Sale into Canada	Yes - Exemption
----Disclaimers----
* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**Blue Owl Capital Corporation expects that delivery of the Notes will be made to investors on or about May [21], 2026, which will be the third business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to one business day before the date of delivery will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to one business day before the date of delivery should consult their own advisor.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Blue Owl Capital Corporation before investing. The preliminary prospectus supplement dated May [18], 2026, together with the accompanying prospectus dated June 28, 2024, which have been filed with the Securities and Exchange Commission (the “SEC”), and the documents incorporated by reference therein contain this and other information about Blue Owl Capital Corporation and should be read carefully before investing.
The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Blue Owl Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.
The Company has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from RBC Capital Markets, LLC by calling +1 (866) 375-6829, Deutsche Bank Securities Inc. by calling +1 (800) 503-4611, Goldman Sachs & Co. LLC by calling +1 (866) 471-2526, Morgan Stanley & Co. LLC by calling at +1 (866) 718-1649, SMBC Nikko Securities America, Inc. by calling +1 (888) 868-6856 or TD Securities (USA) LLC by calling +1 (855) 495-9846.